Exhibit 10.1 c.


     THIS AGREEMENT is made on      April 6th          2001

BETWEEN:

(1) THE PERSONS whose names and addresses are set out in Schedule 1 (the "Directors");

(2) BORDER BIOFUELS LIMITED (registered in Scotland under number SC137495) whose registered office is situate at 11 Murray Street Duns Berwickshire TD11 3DF (the "Company");

(3) DYNAMOTIVE EUROPE LIMITED (registered in England and Wales under number 3244426) whose registered office is at 4 Goldington Road, Bedford MK40 3NF ("Dynamotive"); and

(4) DYNAMOTIVE TECHNOLOGIES CORPORATION [registered in Canada under member 403911 whose corporate headquarters is situate at 1500 Royal Centre, 1055 West Georgia Street, PO Box 11117, Vancouver, British Colombia, V6E 4N7 Canada] ("DTC").

WHEREAS:

(A) The Company owes certain sums to the Directors, details of which are set out in Schedule 1 to this Agreement.

(B) Dynamotive has agreed to purchase 75% of the issued share capital of the Company on the terms and subject to the conditions of the Share Purchase Agreement.

(C) In compliance with the terms of the Share Purchase Agreement Dynamotive and the Directors have agreed to conversion of the Loans to shares in Dynamotive Technologies Corporation, the ultimate holding company of Dynamotive on the terms and subject to the conditions set out in this Agreement.

NOW IT IS AGREED as follows:

1   DEFINITIONS AND INTERPRETATION
1.1 In this Agreement, unless the context requires otherwise:

    "ACCOUNTING PERIOD" means each period in relation to which the Company produces statutory accounts;

    "ACCOUNTS" means the audited consolidated financial statements of the Company and its Subsidiaries for an Accounting Period (including, in each case, the balance sheet, profit and loss account, cashflow statement and statement of total recognised gains and losses) together with the directors' and auditors' reports on such financial statements and all notes thereto;

    "ACCUMULATED LIABILITIES" means the sum of the aggregate amount outstanding from the Group to its bankers and the net amount of any debts(other than trading debts incurred in the ordinary course) owed by the Group to Dynamotive or any holding Company or subsidiary of Dynamotive and the loan specified in Part 1 of Schedule 7 to the Share Purchase Agreement;

    "ACT" means the Companies Act 1985;

    "BUSINESS DAY" means a day which is not a Saturday or Sunday or a public holiday in England and/or Scotland;

    "CONSIDERATION SHARES" means Ordinary Shares credited as fully paid and ranking pari passu in all respects with the existing Ordinary Shares save that they shall not rank for any dividend declared or payable prior to the date of allotment;

    "DIRECTORS' SOLICITORS" means Iain Smith & Partners of 11 Murray Street, Duns, TD11 3DF, Scotland;

    "DYNAMOTIVE'S SOLICITORS" means Nicholson Graham & Jones of 110 Cannon Street, London EC4N 6AR;

    "EXPIRY DATE" means the date being 6 months after completion of acquisition of all of the Loans;

    "GROUP" means the Company and the Subsidiaries and "Group Company" means a member of the Group;

    "HOLDING COMPANY" has the meaning given to it by sections 736 and 736A of the Act;

    "ISSUE PRICE" means the higher of US$3.00 and the average of the middle market closing prices of an Ordinary Share on the NASDAQ Stock Exchange on the 30 Business Days before the issue of the Loan Accounts Report in respect of each year ("the Average Middle Market Price");


    "LOANS" means the amounts due and owing from the Company to the Directors in the amounts set against their respective names in Schedule 1;


    "ORDINARY SHARES" means ordinary shares of Canadian $( each in the capital DTC;

    "RETAINED PROFIT" means the profits available for distribution by the Company in any year;

    "RELEVANT PROFIT" means, at any given time, the amount obtained by deduction of the Accumulated Liabilities from the Retained Profit;

    "SHARE PURCHASE AGREEMENT" means the agreement, made on the same date as this agreement, between Dynamotive and (amongst others) the Directors;

    "SUBSIDIARIES" means the companies briefly described in Part 2 of
    Schedule 1;

    "SUBSIDIARY" has the meaning given to it by sections 736 and 736A of the Act;

1.2 In this Agreement, unless the context requires otherwise:

   (a) references to Clauses, Recitals and Schedules are references to clauses and recitals of and schedules to this Agreement and references within a sub-clause to "this Clause" shall refer to the whole Clause and not merely to the sub-clause in which it appears;

   (b) the Recitals and Schedules form part of and are incorporated in this Agreement;

   (c) headings and sub-headings are included for ease of reference only and shall not affect the interpretation of this Agreement;

   (d) the singular shall include the plural and vice versa and references to any gender shall include the other genders;

   (e) the expression "PERSON" shall mean any natural person, partnership, joint venture, corporation (wherever incorporated), trust, firm, association, government, governmental (or supra-governmental) agency, authority or department, or any other entity, whether acting in an individual, fiduciary or other capacity;

   (f) any reference to a time of day is to London time;

   (g) any reference to a party shall mean any party to this Agreement;

   (h) any reference to the parties shall include their respective successors in title, permitted assigns and personal representatives;

   (i) any reference to a document as being "IN THE AGREED FORM" means that document in a form agreed between the parties such agreement being signified by the signature or initialling of a draft for the purposes of identification by or on behalf of each of the parties;

   (j) any reference to any statute or statutory provision shall include that statute or statutory provision as from time to time amended, modified, replaced or re-enacted (whether before or after the date of this Agreement) and any order, regulation, instrument, bye-law or other subordinate legislation made under it;

   (k) any agreement, covenant, representation, warranty or undertaking on the part of 2 or more parties is made or given by such parties jointly and severally; and

   (l) any reference to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official, person or any other legal concept shall, in respect of any other jurisdiction, be treated as including that which in their nature and effect most nearly approximate in that jurisdiction to the English legal term.

2.  SATISFACTION OF LOANS

    On and subject to the terms and conditions of this Agreement, the Company,Dynamotive, DTC and each of the Directors agree that each of the Loans (or such part thereof as shall be determined in accordance with Clause 5 of this Agreement) shall be acquired by DTC in consideration of the issue of Consideration Shares.

3.  CONDITIONS

3.1 Acquisition of the Loans is conditional upon the Company achieving net positive Relevant Profits.

3.2 DTC (but not the Directors) shall be entitled by written notice to the Directors to waive the condition in Clause 3.1


4.  CONSIDERATION

    The consideration for the acquisition of the Loans shall be (a) such number of Consideration Shares at the Issue Price as shall be determined in accordance with Clause 5 below, and (b) if the Average Middle Market Price for a Consideration Share is less than U$3.00 then, additional consideration shall be due which, at the option of DTC, shall consist of either allotment of such number of additional Consideration Shares (issued at the Average Middle Market Price), or payment of a cash amount, in either case having an aggregate value equal to the difference between the value of those Consideration Shares to be issued at the Issue Price and the Average Middle Market Price thereof (the "Balancing Consideration")

5.  CALCULATION OF CONSIDERATION SHARES

5.1 In each Accounting Period:

    (a) the amount of the Loans to be converted shall be equal to the elevant Profit of the Company for that Accounting Period;

    (b) the number of Consideration Shares to be allotted in accordance with Clause 4 shall be such number of Ordinary Shares allotted and issued at the Issue Price as have an aggregate value equal to the Relevant Profit;

    (c) the proportion of Consideration Shares to be issued to, and the amount of the Loans (the "LOAN AMOUNTS") to be acquired from, each Director, shall be equal to the proportion which each Director's Loan represents of the total amount of the Loans owed to the Directors in such period;

    Provided that if the aggregate consideration payable by DTC in respect of any Accounting Period shall be less than 5,000 pound sterling then no part of the Loans shall be acquired and no Consideration Shares shall be issued in respect of such period.

5.2 (a) DTC shall procure that as soon as reasonably practicable after and in any event within 150 days after the end of each Accounting Period a report shall be prepared and delivered to the Directors, Dynamotive and the Company (the "LOAN ACCOUNTS REPORT") specifying the Relevant Profit in respect of such period, which report shall be certified by an officer of DTC to be true and accurate in all material respects and in respect thereof such report shall certify in respect of such period:-


        (i) the amount of the Retained Profit;

        (ii) the amount of the Accumulated Liabilities;

        (iii) the amount of the Relevant Profit;

        (iv) the Loan Amounts; and

        (v) the number of Ordinary Shares to be issued in consideration of the Loan Amounts.

   (b) Upon the Directors' written request DTC shall provide, or procure provision of, to the Directors such relevant data and information which the Directors shall reasonably require to substantiate the Loan Accounts Report including (without limitation) all accounting records and copies of all material contracts and leases between the Company and any third parties (including (but without limitation) lenders, manufacturers, vendors, distributors and co-venturers) related to the Company.

   (c) For not less than two years following each Accounting Period DTC will maintain or procure that there is maintained by the Group all relevant records for transactions relating to the calculation of the Retained Profits.

   (d) Any professional adviser (who shall be a chartered accountant) selected by not less than 50% of the Directors may upon reasonable notice at any time, but such that there shall be not more than one such inspection by the Directors, or any of them, in respect of each Accounting Period, conduct an audit and during normal business hours inspect at any Group premises any of the records referred to in Sub-Clause 5.2(b). Any such professional adviser shall keep any information obtained at such audit and/or inspection confidential and shall if required by DTC enter into a confidentiality undertaking in a form reasonably satisfactory to DTC. If, upon performing such audit the Directors shall not agree with the Loan Accounts Report they shall inform DTC thereof detailing in writing the reason therefor and that element of the Retained Profit requiring adjustment and DTC shall consider the proposals of the Directors with a view to agreeing a revision to the Loan Amounts and number of Consideration Shares.

   (e) If after a reasonable period for due and proper discussion (but not exceeding twenty Business Days) of any notice served by the Directors pursuant to Sub-Clause 5.2(d) the Directors and DTC are unable to reach agreement on the matters specified therein then the Directors shall be entitled to give notice (the "REVIEW NOTICE") to DTC initiating the agreed review procedures set out in Sub-Clause 5.2(f).

   (f) As soon as possible and in any event within ten Business Days following the giving of a Review Notice pursuant to Sub-clause 5.2(e) DTC and the Directors shall appoint an independent chartered accountant (to be appointed failing agreement between the Directors and DTC within five Business Days after the expiry of the said period of ten Business Days by the President for the time being of the Institute of Chartered Accountants in England and Wales on the application of the Directors or DTC) to act as expert (the "EXPERT") to determine the appropriate adjustments which need to be made to the Relevant Profits and consequently to the number of Consideration Shares and in respect thereof the determination of such independent chartered accountant shall be final and binding on the Directors and DTC (save in the case of manifest error) and the said independent chartered accountant shall certify the amount of the Relevant Profit and accordingly the number of Consideration Shares which shall then be deemed to be approved by the Directors and DTC for the purposes of this Agreement.

   (g) In the event that the independent chartered accountant shall certify and/or the Directors and DTC shall agree in writing that the Loan Amounts are in excess of the amount calculated by DTC in accordance with Clause 5.1 then the Company shall forthwith upon the issue of such certificate and/or agreement pay to the Directors an amount equal to such excess, which amount shall be satisfied by the issue of further Consideration Shares by DTC.

   (h) If the amount of the Relevant Profit determined in accordance with Clause 5.3(f) exceeds by more than five per cent the amount certified in the Loan Accounts Report then DTC will bear all expenses and costs relating to such audit and the costs of the independent chartered accountant in all other cases such expenses and costs shall be borne by the Directors in the proportion of the Loans held by them at the date hereof.

   (i) DTC shall give to the Directors and to their professional advisers and shall use all its reasonable endeavours to procure that its auditors shall give to the Directors all assistance and information within their respective powers including in the case of its auditors the production of their working papers and in the case of DTC access to any premises where the business of the Company is being carried on and the personnel and papers, books, accounts, records and returns of the Company (provided that such access shall not unduly or unreasonably interfere with or interrupt the operations or business of the Company) in order that the said statement can be approved and/or determined as aforesaid.

5.3 The Directors shall at any time during the period from the issue of the first Loan Accounts Report to the Expiry Date be entitled to apply for an adjustment to the calculation of the items included in any such report in the event that the Directors have reasonable cause to believe that the ability of the Company to earn any Relevant Profit has been or may become adversely affected by any act or omission taken or not taken, other than in the ordinary course, in respect of the business of the Company during that period.

5.4 The purpose of any adjustment to the calculation of the Relevant Profit is to ensure that the entitlement of the Directors to Sale of the Loans is not adversely affected by any matter outside the ordinary course of business and if the Directors wish to apply for such an adjustment to the calculation of the Relevant Profit then not less than 50% of the Directors at such time shall notify DTC in writing providing all reasonable details of the reason therefor and DTC shall consider the proposals of the Directors with a view to agreeing appropriate adjustments (if any) to the provisions contained in this Agreement for determining the Relevant Profit.

5.5 If after a reasonable period for due and proper discussion (but not exceeding twenty Business Days) of any proposal made pursuant to Clause
    5.4 the Directors and DTC are unable to reach agreement on the matters specified therein then the Directors shall be entitled to give notice (the "REVIEW NOTICE") to DTC initiating the agreed review procedure set out in Clause 5.6.

5.6 As soon as possible and in any event within ten Business Days following the giving of a Review Notice pursuant to Clause 5.5 DTC and the Directors shall appoint an independent chartered accountant (to be appointed failing agreement between the Directors and DTC within five Business Days after the expiry of the said period of twenty Business Days by the President for the time being of the Institute of Chartered Accountants in England and Wales on the application of the Directors or DTC to act as experts (the "EXPERT") to determine the appropriate adjustments (if any) referred to in Clause 5.4 and in respect thereof:

    (a) each of DTC and the Directors shall reduce their ideas on what should be the appropriate adjustments to writing and refer such view to the Expert within fourteen days of its appointment hereunder;

    (b) any "appropriate adjustments" for the purposes of this Clause 5.6 shall include an adjustment or adjustments to ensure that the entitlement of the Directors to the Consideration Shares is not adversely affected by the act or omission or proposed act or omission give rise to the relevant Review Notice;

    (c) the Expert shall act as expert and not as arbitrator in determining appropriate adjustments and/or a procedure for determining the same (including any accounting procedures or other records it may deemed necessary to be kept for such purpose);

    (d) the determination of the Expert shall be final and binding on the parties hereto and shall be adopted for all purposes of this Agreement as the agreement of the parties hereto;

    (e) all costs of the Expert in connection with such determination shall be apportioned between the parties as the Expert shall determine; and

    (f) each of the parties hereto shall co-operate to ensure (insofar as they are able) that the Expert is provided with all information that it may reasonably request in order to make such determination.

6. ISSUE OF SHARES

6.1 Not later than 4 weeks after issue of any Loan Accounts Report to the Directors which (subject to Clause 5.1) shows Loans available for acquisition, DTC shall serve a notice on the Directors' Solicitors, Dynamotive and the Company (the "NOTICE") showing the Loan Amounts to be acquired.

6.2 If the Notice requires Loans to be purchased:-

    (a) the Directors shall, within 10 Business Days of service of the same deliver or procure to be delivered to DTC (and each of the Directors shall execute and deliver to DTC at the date of this Agreement such powers of attorney, deeds and documents as may be required of them for this purpose) Deeds of Assignment in respect of the Loans held by each of the Directors in such amounts as are required by the Notice in favour of DTC and all other documents required to give good title to such Loans; and

    (b) DTC shall on receipt of the items described in Clause 6.2(a) allot such Consideration Shares in such amounts as are referred to in the Notice to the Directors, and DTC shall pay to them the Balancing Consideration (if any).

7. WARRANTIES

7.1 Each of the Directors represents, warrants and undertakes to DTC that:

    (a) he is and will be each time Loans are to be purchased from such director pursuant to this Agreement the sole beneficial owner of such Loans free from all encumbrances;

    (b) he has full power and authority to convert his Loan on the terms of this Agreement without any approval or authority which has not been unconditionally obtained; and

    (c) the obligations on his part contained in this Agreement are legal, valid and binding obligations, enforceable against him in accordance with their terms.

8. COSTS

   The parties shall pay their own costs in connection with this Agreement and no such costs shall be borne by any Group Company.

9. NOTICES

9.1 Any notice or other communication to be given under or in relation to this Agreement ("NOTICE") shall be in writing and may be given by leaving it at or sending it by prepaid first class post or facsimile transmission to the address or facsimile number set out in this Agreement (or such other address or facsimile number in England as may be notified from time to time by any of the parties to the others by notice given in accordance with this Clause). Any notice so given shall be deemed to have been received:

   (a) in the case of delivery by hand, at the time of delivery;

   (b) in the case of first class post, 48 hours from the time of posting;
       and

   (c) in the case of facsimile transmission, at the time of despatch,

    provided that if a notice is, or would (but for this proviso) be deemed to be, received on a day that is not a Business Day or after 5:30 pm on a Business Day, it shall instead be deemed to be received at 9.00 am on the Business Day next following that day.

9.2 The addresses and facsimile numbers of the parties for the purposes of Clause 9.1 are as follows:

    DTC:
    Address:              [                                    ]
    Fax:                  [                                    ]
    For the attention of: [                                    ]

    DIRECTORS:
    Address:  c/o Iain Smith & Partners, 11 Murray Street, Duns,
    Berwickshire, TD11 3DF
    Fax:   01361 883517
    For the attention of:  Allan Campbell, Esq

    DYNAMOTIVE:
    Address:  [4th Floor, 31 Davies Street, London W1K 4LR]
    Fax:   020 7518 9381
    For the attention of:  Antony Robson Esq

    The Company:
    Address:  Tweed Horizons Centre,
    Newtown St Boswells, Melrose,
    Roxburghshire, Scotland  TD6 0SG
    Fax:   01835 822997
    For the attention of:  [John Seed, Esq]

9.3 In proving service it shall be sufficient to prove that (as the case may be):

    (a) the envelope containing the notice was properly addressed and delivered to the appropriate address;

    (b) the envelope containing the notice was posted as a first class prepaid letter; or

    (c) the facsimile transmission was made and acknowledgment of the transmission was obtained by the sender's facsimile machine.

10. GOVERNING LAW AND JURISDICTION

    This Agreement shall be governed by and construed in accordance with English law. Each of the parties submits to the non-exclusive jurisdiction of the courts of England.

11. ASSIGNMENT

11.1 Except as provided in Clause 11.2, none of the parties shall, without the prior written consent of the others, be entitled to assign the benefit of, or any right or interest in or under or arising from, this Agreement.

11.2 The benefit of, or any right or interest in or under or arising from, this Agreement may be assigned by DTC to any subsidiary from time to time of DTC or to any other person to whom DTC may transfer the Shares.

12. CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

12.1 A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

     AS WITNESS the hands of the parties hereto or their duly authorised representatives the day and year first before written.


                      SCHEDULE 1
                    THE DIRECTORS


=============================================================================
               1                      2
----------------------------------------------------------------------------
NAMES AND ADDRESSES           LOAN AMOUNT
----------------------------------------------------------------------------
John Michael Seed               [ 19,086.00 ]
Woodend Farm
Duns
Berwickshire
TD11 3QW
----------------------------------------------------------------------------
David Archibald Seed            [ 17,216.00 ]
Cothill Farm
Duns
Berwickshire
TD10 6YW
----------------------------------------------------------------------------
Henry Forrest Frew              [ 17,144.00 ]
Newton Brae
Foulden
Berwick-upon-Tweed
----------------------------------------------------------------------------
Doctor Adrian Clive Bowles      [ 19,553.19 ]
South Cottage
Hodson
Swindon
Wiltshire
SN4 0QG
----------------------------------------------------------------------------
Doctor Alan John Green          [ 22,200.00 ]
124 Market Street Edenfield
Bury
Lancashire
DL0 0JL
----------------------------------------------------------------------------

John Francis Seed               [ 17,009.00 ]
Polwarth Bank
Duns
Berwickshire
============================================================================
 TOTAL:                         [ 112,208.19 ]
============================================================================


                                 SCHEDULE 2
                      Part 1 : Details of the Company

Registered Office:     11 Murray Street,
                       Duns
                       Berwickshire
                       TD11 3DF

Company Number:        SC137495

Date of Incorporation: 1 April 1992




                   PART 2 : DETAILS OF THE SUBSIDIARIES

Name:                   THE ELECTRIC TREE COMPANY LIMITED

Company Number:         SC152492


Date of Incorporation:  12 August 1994


Name:                   INCETEC LIMITED

Company Number:         3150777

Date of Incorporation:  24 January 1996


Name:                   EMISARY LIMITED

Company Number:         3150758

Date of Incorporation:  24 January 1996


Name:                   BORDER BIOFUELS (CHARLESFIELD) LIMITED

Company Number:         SC152491

Date of Incorporation:  12 August 1994


Name:                   BIOMASS ENERGY LIMITED

Company Number:         SC160403

Date of Incorporation:  15 September 1995


Name:                   ECOGEN KIELDER BIOMASS LIMITED

Company Number:         3328637

Date of Incorporation:  6 March 1997


Name:                   WOOD POWER (SCOTLAND) LIMITED

Company Number:         SC161260

Date of Incorporation:  27 October 1995


Name:                   BIOMASS HEATING INVESTMENTS LIMITED

Company Number:         SC194722

Date of Incorporation:  29 March 1999


Name:                   BIOMASS PROCESSING LIMITED

Company Number:         SC137351

Date of Incorporation:  25 March 1992


Name:                   THIRD GENERATION LIMITED

Company Number:         SC152057

Date of Incorporation:  21 July 1994

SIGNED by   Steve Ives
for and on behalf of
DYNAMOTIVE TECHNOLOGIES
CORPORATION                 ......./Signature/..............




SIGNED by   Anthony Robson
for and on behalf of
DYNAMOTIVE EUROPE LIMITED   ......./Signature/..............



SIGNED by
for and on behalf of
BORDER BIOFUELS LIMITED     ......./Signature/..............



SIGNED by
JOHN MICHAEL SEED           ......./Signature/..............



SIGNED by
DAVID ARCHIBALD SEED        ......./Signature/..............



SIGNED by
HENRY FORREST FREW          ......./Signature/..............



SIGNED by
DR ADRIAN CLIVE BOWLES      ......./Signature/..............



SIGNED by
DR ALAN JOHN GREEN          ......./Signature/..............



SIGNED by
JOHN FRANCIS SEED           ......./Signature/..............






         DATED           April 6th                 2001





                 JOHN MICHAEL SEED and others

                           - and -

                    BORDER BIOFUELS LIMITED

                           - and -

                   DYNAMOTIVE EUROPE LIMITED

                           - and -

              DYNAMOTIVE TECHNOLOGIES CORPORATION





-----------------------------------------------------------

                      LOAN  ACQUISITION
                         AGREEMENT

-----------------------------------------------------------











                 NICHOLSON GRAHAM & JONES
              110 Cannon Street, London EC4N 6AR
                    Tel: 020 7648 9000
                    Fax: 020 7648 9001
                    Ref: KXM/D386-5
              Email: kevin.mcguinness@ngj.co.uk




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